Exhibit 10.3

PATENT ASSIGNMENT

WHEREAS, Synecor LLC, a Delaware limited liability company (hereinafter “Assignor”), owns the patent registrations and applications listed and described on Schedule A attached hereto (the “Patents”); and

WHEREAS, Assignor and TransEnterix, Inc., a Delaware corporation (“Assignee”), have entered into a Patent Acquisition and License Termination Agreement dated June 26, 2009 (the “Agreement”), pursuant to which Assignor has agreed, inter alia, to grant to Assignee all of Assignor’s right title and interest in and to the Patents and Assignee desires to acquire the entire right, title and interest in and to the Patents.

NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1. Assignor hereby irrevocably sells, transfers, conveys and assigns to Assignee, and Assignee shall acquire from Assignor all right, title and interest in and to all Patents including, without limitation, causes of action and rights to damages, payments, royalties and income for past, present or future infringements or misappropriations with respect thereto, in all countries relating to the Patents.

2. Upon Assignee’s request, with reasonable notice given, and without additional consideration, Assignor shall execute any further papers and documents and do such other acts as may be necessary and proper to vest full title in and to the Patents in Assignee. Assignor shall assist Assignee, and any successor, in every proper way to secure Assignee’s rights in the Patents in any and all countries, including the execution of all applications, specifications, oaths, assignments and all other instruments which Assignee shall reasonably deem necessary in order to apply for and obtain such rights and in order to assign and convey to Assignee, its successors, assigns, and nominees the sole and exclusive right, title and interest in and to the Patents.

3. Assignor irrevocably constitutes and appoints Assignee, with full power of substitution, to be its true and lawful attorney, and in its name, place or stead, to execute, acknowledge, swear to and file, all instruments, conveyances, certificates, agreements and other documents, and to take any action which shall be necessary, appropriate or desirable to effectuate the transfer, or prosecution of the Patents in accordance with the terms of this Agreement; provided, however, that such power shall be exercised by Assignee only in the event that Assignor fails to take the necessary actions required hereunder to affect or record such transfer, or prosecution of the Patents following Assignee’s reasonable request, and being given a reasonable opportunity to do so. This power of attorney shall be deemed to be coupled with an interest and shall be irrevocable.

6. Assignor also hereby authorizes the Commissioner of Patents to issue any and all Letters Patent which may be granted upon the Patents herein referenced to Assignee, as the assignee to the entire interest therein.

IN WITNESS WHEREOF, this Patent Assignment is executed at Durham, North Carolina as of this 26 day of June, 2009.

Synecor LLC

By:	/s/ Richard S. Stack, MD
Name:	Richard S. Stack, MD
Title:	President

ACKNOWLEDGMENT

State of North Carolina	)
) ss:
County of Durham	)

On this 27th day of June, before me, the undersigned, personally appeared Richard S. Stack, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument on behalf of the corporation named herein, and acknowledged that s/he executed it in such representative capacity.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Rebecca Booker
Notary Public
My Commission Expires on Nov. 3, 2011

SCHEDULE A
Reference No.	Title	Serial No./Filing Date
TRX-100A (formerly SYNC 3000)	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	U.S. Provisional 60/720,943 Sept 27, 2005

TRX-100	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	U.S. Provisional. 60/760,132 Jan 19, 2006

TRX-110	PROCEDURAL CANNULA FOR TRANSGASTRIC SURGICAL PROCEDURES	U.S. Utility 11/655,445 January 19, 2007

TRX-200	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATUAL ORIFICE ACCESS	U.S. Provisional 60/794,563 Apr. 24, 2006

TRX-210	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	U.S. Utility 11/789,381 April 24, 2007

TRX-210PCT	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	PCT/US07/009936 April 24, 2007

TRX-210AUS	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	Australian 2007000243484 April 24, 2007

TRX-210CAN	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	Canadian 2,650,474 April 24, 2007

TRX-210EPC	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	European 07755964.9 April 24, 2007

SCHEDULE A
Reference No.	Title	Serial No./Filing Date
TRX-210JPN	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATURAL ORIFICE ACCESS	Japanese 2009-507760 April 24, 2007

TRX-300	PROCEDURAL CANNULA AND SUPPORT SYSTEM FOR SURGICAL PROCEDURES USING NATUAL ORIFICE ACCESS	U.S. Provisional 60/801,113 May 17, 2006

TRX-400	SYSTEM AND METHOD FOR SINGLE PORT SURGICAL ACCESS	U.S. Provisional 60/801,034 May 17, 2006

TRX-500	SYSTEMS AND METHODS FOR RESTORING FUNCTION OF DISEASED BOWEL	U.S. Provisional No. 60/818,765 July 6, 2006

TRX-510	SYSTEMS AND METHODS FOR RESTORING FUNCTION OF DISEASED BOWEL	U.S. Utility 11/825,464 July 6, 2007

TRX-510PCT	SYSTEMS AND METHODS FOR RESTORING FUNCTION OF DISEASED BOWEL	PCT/US07/15526 July 6, 2007

TRX-600	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	U.S. Provisional 60/826,535 September 21, 2006

TRX-610	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	U.S. Utility 11/903,340 Sept 21, 2007

TRX-610PCT	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	PCT/US07/20440 Sept 21, 2007

TRX-610EPC	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	European 07838610.9 Sept 21, 2007

TRX-610JPN	CLOSURE DEVICES AND METHODS FOR NATURAL ORIFICE PROCEDURES	Japanese - Not yet available (based on PCT/US07/20440) Sept 21, 2007

SCHEDULE A
Reference No.	Title	Serial No./Filing Date
TRX-900	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	U.S. Provisional No. 60/819,235 July 7, 2006

TRX-910	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	U.S. Utility 11/804,063 May 17, 2007

TRX-910PCT	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	PCT/US07/011795 May 17, 2007

TRX-910AUS	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	Australian 2007254247 May 17, 2007

TRX-910CAN	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	Canadian 2,652,548 May 17, 2007

TRX-910EPC	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	European 07794964.2 May 17, 2007

TRX-910JPN	SYSTEM AND METHOD FOR MULTI-INSTRUMENT SURGICAL ACCESS USING A SINGLE ACCESS PORT	Japanese 2009-511061 May 17, 2007

TRX-1000	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	U.S. Utility 11/528,009 Sept 27, 2006

TRX-1000PCT	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	PCT/US06/037978 Sept 27, 2006

TRX-1000AUS	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	Australian 2006294523 Sept 27, 2006

TRX-1000CAN	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	Canadian 2623948 Sept 27, 2006

SCHEDULE A
Reference No.	Title	Serial No./Filing Date
TRX-1000JPN	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	Japanese 2008-533631 Sept 27, 2006

TRX-1000EPC	TRANSGASTRIC SURGICAL DEVICES AND PROCEDURES	European 06825230.3 Sept 27, 2006

TRX-1100	ARTICULATING ACCESS CANNULA	U.S. Provisional No. 60/971,900 Sept 12, 2007

TRX-1110	DEVICES AND SYSTEMS FOR MINIMALLY INVASIVE SURGICAL PROCEDURES	U.S. Utility 12/209,586 Sept 12, 2008

TRX-1110PCT	DEVICES AND SYSTEMS FOR MINIMALLY INVASIVE SURGICAL PROCEDURES	PCT/US08/10640 Sept 12, 2008

TRX-1120	SURGICAL SNARE WITH ELECTROSURGICAL TIP AND METHOD OF USE	U.S. Utility 12/469,071 May 20, 2009

TRX-1200	SINGLE PORT ACCESS SYSTEM	U.S. Provisional 60/971,903 Sept 12, 2007

TRX-1300	MULTI-LUMEN CANNULA	U.S. Provisional 60/971,905 Sept 12, 2008

TRX-1310PCT	MULTI-LUMEN CANNULA	PCT/US08/76260 Sept 12, 2008

TRX-1700	MULTI-INSTRUMENT ACCESS DEVICES AND SYSTEMS	U.S. Utility 12/209,408 Sept 12, 2008

TRX-1700PCT	MULTI-INSTRUMENT ACCESS DEVICES AND SYSTEMS	PCT/US08/10663 Sept 12, 2008

9362-8PR	SATIATION DEVICES AND METHODS FOR CONTROLLING OBESITY	U.S. Provisional No. 60/ 958,122 July 3, 2007

9362-8	SATIATION DEVICES AND METHODS FOR CONTROLLING OBESITY	U.S. Utility 12/144,970 June 24, 2008

9362-8WO	SATIATION DEVICES AND METHODS FOR CONTROLLING OBESITY	PCT/US08/007825 June 24, 2008

SCHEDULE A
Reference No.	Title	Serial No./Filing Date
9362-9PR	DEVICES FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA, AND METHODS OF TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA USING SAME	U.S. Provisional No. 60/958,303 July 3, 2007

9362-9	DEVICES FOR TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA, AND METHODS OF TREATING GASTROESOPHAGEAL REFLUX DISEASE AND HIATAL HERNIA USING SAME	U.S. Utility 12/144,990 June 24, 2008